UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

The Blackstone Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154 (Zip Code)
(Address of principal executive offices)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                    ☐

Item 1.01     Entry into a Material Definitive Agreement.

On September 29, 2020, The Blackstone Group Inc. (the “Corporation”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of the Corporation (collectively with the Corporation, the “Guarantors”), and Blackstone Holdings Finance Co. L.L.C., an indirect subsidiary of the Corporation (the “Issuer”), entered into (i) a supplemental indenture (the “Fifteenth Supplemental Indenture”) to the indenture previously entered into on August 20, 2009 (the “Base Indenture”) with The Bank of New York Mellon, as trustee (the “Trustee”), relating to the issuance by the Issuer of $500,000,000 aggregate principal amount of its 1.600% Senior Notes due 2031 (the “2031 Notes”) and (ii) a supplemental indenture (the “Sixteenth Supplemental Indenture” and, together with the Base Indenture and the Fifteenth Supplemental Indenture, the “Indenture”) to the Base Indenture with the Trustee, relating to the issuance by the Issuer of $400,000,000 aggregate principal amount of its 2.800% Senior Notes due 2050 (the “2050 Notes” and, together with the 2031 Notes, the “Notes”).

The 2031 Notes bear interest at a rate of 1.600% per annum and the 2050 Notes bear interest at a rate of 2.800% per annum, in each case accruing from September 29, 2020. Interest is payable semiannually in arrears on March 30 and September 30 of each year, commencing on March 30, 2021 for the Notes. The 2031 Notes will mature on March 30, 2031 and the 2050 Notes will mature on September 30, 2050, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to December 30, 2030 in the case of the 2031 Notes (three months prior to the maturity date of the 2031 Notes) and March 30, 2050 in the case of the 2050 Notes (six months prior to the maturity date of the 2050 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after December 30, 2030 in the case of the 2031 Notes (three months prior to the maturity date of the 2031 Notes) and March 30, 2050 in the case of the 2050 Notes (six months prior to the maturity date of the 2050 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1 to this report, the Fifteenth Supplemental Indenture attached as Exhibit 4.2 to this report, the form of the 2031 Notes attached as Exhibit 4.3 to this report, the Sixteenth Supplemental Indenture attached as Exhibit 4.4 to this report and the form of the 2050 Notes attached as Exhibit 4.5 to this report, each of which is incorporated herein by reference as though they were fully set forth herein. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1 to this report.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01     Other Events.

On September 29, 2020, Blackstone issued a press release announcing the completion of its previously announced offering of $500,000,000 aggregate principal amount of 1.600% Senior Notes due 2031 and $400,000,000 aggregate principal amount of 2.800% Senior Notes due 2050. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference. The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture dated as of August 20, 2009 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33551) filed with the SEC on August 20, 2009).

4.2	Fifteenth Supplemental Indenture dated as of September 29, 2020 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.3	Form of 1.600% Senior Note due 2031 (included in Exhibit 4.2 hereto).

4.4	Sixteenth Supplemental Indenture dated as of September 29, 2020 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.5	Form of 2.800% Senior Note due 2050 (included in Exhibit 4.4 hereto).

99.1	Press release of Blackstone, dated September 29, 2020, relating to the senior notes offering.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2020

The Blackstone Group Inc.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer